SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                              [(Amendment No. ___)]

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                           ESQUIRE COMMUNICATIONS LTD.
                (Name of Registrant as Specified in Its Charter)

    _______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


   (1) Title of each class of securities to which transaction applies:_________
   (2) Aggregate number of securities to which transaction applies:____________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       _______________________________________________________________________

   (4) Proposed maximum aggregate value of transaction:_______________________

   (5)      Total fee paid:___________________________________________________

[ ] Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount Previously Paid:_____________________________________________

    (2)   Form, Schedule or Registration Statement No.:_______________________

    (3)   Filing Party:_______________________________________________________

    (4)   Date Filed:_________________________________________________________

                           ESQUIRE COMMUNICATIONS LTD.


                    Notice of Special Meeting of Stockholders
                          to be held February 24, 1998



     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Esquire Communications Ltd. (the "Company") will be held at the offices of the Company, 750 B Street, Suite 2350, San Diego, California, on February 24, 1998 at 9:30 in the morning local time for the following purposes:

         1. To authorize and approve an amendment to the Certificate of Incorporation of the Company increasing the number of authorized shares of Common Stock.

         2. To transact such other business as may properly come before the meeting, or any adjournment thereof.

         Stockholders of record at the close of business on January 16, 1998, shall be entitled to notice of, and to vote at, the meeting.

                            By order of the Board of Directors


                                                     Secretary


Dated:  San Diego, California
          January 26, 1998


     IMPORTANT: PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

                           ESQUIRE COMMUNICATIONS LTD.
                                 750 "B" Street
                           San Diego, California 92101


                                 PROXY STATEMENT


     The accompanying proxy is solicited by the Board of Directors of Esquire Communications Ltd., a Delaware corporation (the "Company" or "Esquire"), for use at the Special Meeting of Stockholders to be held on February 24, 1998, at 9:30 in the morning, or any adjournment thereof, at which stockholders of record at the close of business on January 16, 1998, shall be entitled to vote. The cost of solicitation of proxies will be borne by the Company. The Company may use the services of its Directors, officers, employees and others to solicit proxies, personally or by telephone; arrangements may also be made with brokerage houses and other custodians, nominees, fiduciaries and stockholders of record to forward solicitation material to the beneficial owners of stock held of record by such persons. The Company may reimburse such solicitors for reasonable out-of-pocket expenses incurred by them in soliciting, but no compensation will be paid for their services. Any proxy granted as a result of this solicitation may be revoked at any time before its exercise.

     The date of this Proxy Statement is the approximate date on which this Proxy Statement and form of proxy were first sent or given to stockholders.

     If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote for the amendment to the Certificate of Incorporation of the Company and as recommended by the Board of Directors with regard to all other matters or, if no such recommendation is given, in their own discretion. Each stockholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Special Meeting in person and so requests. Attendance at the Special Meeting will not, in itself, constitute revocation of a previously granted proxy.

     The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be voted will constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. On January 16, 1998, the Company had outstanding and entitled to vote with respect to all matters to be acted upon at the meeting 6,731,902 shares of Common Stock and 18,600 shares of Series A Preferred Stock. Holders of record of outstanding shares of Common Stock and Series A Preferred Stock will be entitled to vote together as a single class at the Special Meeting. Each holder of Common Stock is entitled to one vote for each share of stock held by such holder and each holder of Series A Preferred Stock is entitled to 333 1/3 votes per share (the number of shares of Common Stock into which it is convertible). Abstentions are counted in the calculation of the votes cast with respect to any of the matters submitted to a vote of stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

     It is expected that the following business will be considered at the meeting and action taken thereon:


                  1. AMENDMENT TO CERTIFICATE OF INCORPORATION

     Pursuant to Article FOURTH of its Certificate of Incorporation, the Company is presently authorized to issue (a) 25,000,000 shares of Common Stock, par value $.01 per share and (b) 1,000,000 shares of Preferred Stock, par value $.01 per share. It is proposed to amend the first paragraph of Article FOURTH of the Certificate of Incorporation of the Company to read as set forth below in order to increase the number of shares of Common Stock which the Company is authorized to issue from 25,000,000 shares of Common Stock to 100,000,000 shares of Common
Stock:

            "FOURTH: The total number of shares of stock which the Corporation is authorized to issue is 101,000,000 shares, of which 100,000,000 shares shall be designated Common Stock, $.01 par value per share, and 1,000,000 shares shall be designated Preferred Stock, $.01 par value per share."

     At January 16, 1998, there were 6,731,902 shares of Common Stock issued and outstanding and approximately 12,100,000 shares were reserved for issuance upon exercise of stock options and stock purchase warrants and conversion of Series A Preferred Stock and Series B Preferred Stock. As the result, there are only approximately 6,170,000 authorized shares that would be available for future issuance by the Board of Directors. The Board of Directors believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock, which shares would be available for issuance, in the discretion of the Board, for any corporate purposes, including the acquisition of other businesses, financing future growth, or other corporate purposes, without the time consuming and costly need to hold a special meeting of stockholders in every case.

     The Company presently has signed letters of intent to acquire several court reporting businesses. The purchase price to be paid in connection with such acquisitions will consist of a combination of cash, promissory notes and shares of Common Stock of the Company. Each of these letters of intent is preliminary in nature and is subject to the satisfaction of various conditions. There is no assurance that any of these transactions will be consummated. The Company also intends to acquire other court reporting businesses. In order to obtain the cash necessary for these acquisitions, the Company presently intends to sell either debt or equity securities, including the possible underwritten public offering of shares of its Common Stock. There is no assurance that any public sale will be effectuated or the terms thereof. The Company is receptive to all methods of financing which may be reasonably available and to all acquisition opportunities which may arise from time to time. The Board of Directors believes that, in the future, occasions may arise where the time required to obtain stockholder approval might adversely delay the Company's ability to enter into a desirable transaction. Authorized but unissued shares of Common Stock may be used by the Company from time to time as appropriate and opportune situations arise.

     Stockholders of the Company will not have any preemptive rights with respect to the additional shares being authorized. No further approval by stockholders would be necessary prior to the issuance of any additional shares of Common Stock, except as may be required by law or applicable Boston Stock Exchange or Nasdaq Stock Market rules. In certain circumstances, generally relating to the number of shares to be issued and the identity of the recipient, the rules of the Boston Stock Exchange and the Nasdaq Stock Market require stockholder authorization in connection with the issuance of such additional shares. Subject to law and the rules of the Boston Stock Exchange and the Nasdaq Stock Market, the Board of Directors has the sole discretion to issue additional shares of Common Stock on such terms and for such consideration as may be determined by the Board of Directors. The issuance of any additional shares of Common Stock would have the effect of diluting the percentage of stock ownership and voting rights of the present stockholders of the Company.

     Under Delaware law, the affirmative vote of the holders of a majority of the voting power of the Company entitled to notice of, and to vote at, this Special Meeting is required to adopt the proposed amendment to Article FOURTH.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION AND APPROVAL OF THIS PROPOSAL.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of Common Stock at December 31, 1997 by (i) each person known by the Company to beneficially own more than five percent of outstanding Common Stock, (ii) each Director of the Company, (iii) each of the most highly compensated executive officers of the Company in 1996, and (iv) all Directors and executive officers of the Company as a group. Except as noted below, each person or entity has sole voting and investment power with respect to all shares listed as owned by such person or entity. The address of each person listed below is 750 B Street, Suite 2350, San Diego, California 92101, unless otherwise indicated.

NAME AND ADDRESS                  NUMBER               PERCENT OF CLASS

Malcolm L. Elvey(1)
216 East 45th Street
New York, NY 10017                841,000                    12.0%

The Sarnoff Trust(2)
2100 Broadway
Santa Ana, CA 92706               750,000                    11.1%

David J. Feldman(3)
216 East 45th Street
New York, NY 10017                620,900                     9.0%

Allied Investment Corporation(4)
Allied Investment Corporation II
Allied Capital Corporation II
1666 K Street
Washington, DC 20006              625,000                     8.5%

CMNY Capital, L.P.(5)
135 E. 57th Street
New York, NY 10022                472,500                     7.0%

Mortimer R. Feinberg                ---                        ---

Andrew P. Garvin                      400(7)                     *

Golder, Thoma, Cressey,
Rauner Fund IV, L.P. (6)        4,874,950                    41.9%
6100 Sears Tower
Chicago, Illinois 60606

Debra Neiderfer(8)                 63,667                        *

Joseph P. Nolan (6)                  ---                       ---

Bruce V. Rauner (6)                  ---                       ---

Cary A. Sarnoff(9)                883,500                    12.8%

Paul M. Strohfus(10)               19,167                        *

John C. Durham                    284,775                     4.2%

Harlingwood & Company LLC(11)     500,000                     7.2%

Fir M. Geenen(11)                 500,000                     7.2%

David A. White(11)                500,000                     7.2%


All directors and executive
officers as a group
(13 persons)(12)                3,375,675                    44.0%


------------------

*        Less than 1%

(1) Includes options to purchase 275,000 shares of the Company's Common Stock granted to Mr. Elvey under the 1993 Stock Option Plan (the "Plan").

(2) The Sarnoff Trust is a revocable trust of which Cary A. Sarnoff and his wife, Michelle A. Sarnoff, are settlors, trustees and beneficiaries.

(3) Includes options to purchase 125,000 shares of the Company's Common Stock granted to Mr. Feldman under the Plan.

(4) These entities in the aggregate own warrants to purchase an aggregate of 625,000 shares of Common Stock at an exercise price of $2.90 per share, subject to adjustment.

(5) Robert Davidoff and Edwin Marks are the general partners of CMNY Capital, L.P. and may be deemed to control it.

(6) GTCR is the direct owner of 14,625 shares of Series A Convertible Preferred Stock which is convertible into 4,874,950 shares of Common Stock. GTCR IV, L.P., a limited partnership, is the general partner of GTCR and Golder, Thoma, Cressey, Rauner, Inc. ("GTCR Inc.") is the general
         partner of GTCR IV, L.P.   As such they may be deemed to be
         the indirect beneficial owners of such securities. Messrs. Nolan and Rauner are principals of GTCR Inc.

(7)      Includes warrants to purchase 200 shares of Common Stock.

(8) Includes options to purchase 41,667 shares of the Company's Common Stock granted to Ms. Neiderfer under the Plan.

(9) Includes shares owned by The Sarnoff Trust, warrants to purchase 7,600 shares of Common Stock owned by Mr. Sarnoff and options to purchase 125,000 shares of the Company's Common Stock granted to Mr. Sarnoff under the Plan. See Note (2).

(10) Includes options to purchase 16,667 shares of the Company's Common Stock granted to Mr. Strohfus under the Plan.

(11) Messrs. Geenen and White are officers of Harlingwood & Company, LLC, a company which owns 350,000 shares of Common Stock and options to purchase 150,000 shares of Common Stock.

(12) Includes warrants to purchase 7,800 shares of Common Stock and options to purchase 920,000 shares of Common Stock granted under the Plan.


                                  OTHER MATTERS

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is that hereinabove set forth. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.


                                  MISCELLANEOUS

     Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company on or prior to February 25, 1998, to be eligible for inclusion in the Company's Proxy Statement and form of proxy to be used in connection with the 1998 Annual Meeting.


                                       By order of the Board of Directors


                                                                Secretary


Dated:  January 26, 1998

                           ESQUIRE COMMUNICATIONS LTD.
             1998 Special Meeting of Stockholders - February 24, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


P       The undersigned stockholder of ESQUIRE COMMUNICATIONS LTD., a Delaware
R       corporation, hereby appoints Malcolm L. Elvey, David A. White and
O       David A. Higson, and each of them the proxies of the undersigned with
X       full power of subsitution to vote at the Special Meeting of Stockholders
Y of the Company to be held at 9:30 a.m. on February 24, 1998, and at any adjournment or adjournments thereof (the "Meeting"), with all power which the undersigned would have if personally present, hereby revoking any proxy heretofore given. The undersigned hereby acknowledges receipt of the proxy statement for the meeting and instructs the proxies to vote as directed on the reverse side.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                          SEE REVERSE SIDE

    THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.


1.  To approve the Amendment to the       2. With discretionary authority upon
    Certificate of Incorporation             such other matters as may
    FOR      AGAINST      ABSTAIN            properly come before the Meeting.
   /  /      /   /        /   /


                                             Please sign exactly as your name
                                             appears on this proxy card. When
                                             signing as attorney, executor,
                                             trustee or guardian, please give
                                             your full title.

                                             Signature_______________ Date_____